UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 30, 2006
                                                         ----------------

                                  ENERGTEK INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


        0-51249                                         42-1708652
(Commission File Number)                     IRS Employer Identification No.)


                            26 East Hawthorne Avenue
                             Valley Stream, NY 11580
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (516) 887-8200
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              (Registrant's Telephone Number, Including Area Code)

                                 ELDERWATCH INC.
                           11731 Briarwood Circle, #1
                             Boynton Beach, FL 33457
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

On October 30, 2006, Energtek, Inc. (the Registrant") effected a forward stock split of its common stock. Pursuant to the forward split, shares of common stock held by each holder of record on the record date will be automatically split at the rate of one for three (1:3), so that each pre-split share of the Registrant will be equal to three post-split shares without any further action on the part of the shareholders. In addition, the authorized shares of common stock of the Registrant have been increased on a corresponding basis, from 250,000,000 shares, par value $0.001, to 750,000,000 shares, par value $0.001. To effectuate the foregoing, the Registrant filed with the Nevada Secretary of State a Certificate of Change, effective as of the October 30, 2006. The number of shares of common stock issued and outstanding prior to the forward split was 13,637,500 shares. After the forward split, the number of shares of common stock issued and outstanding is 40,912,500 shares.


Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits


(d) Exhibit No.       Description

10.9 Certificate of Change filed with the Nevada Secretary of State on October 30, 2006.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 30, 2006             ENERGTEK INC.



                                    By: /s/ Doron Uziel
                                    Name: Doron Uziel
                                    Title: President, Chief Executive Officer,
                                    Chief Financial Officer, Chief Accounting
                                    Officer, and Director
                                    (Principal Executive, Financial, and
                                    Accounting Officer)